UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 20, 2006

Apollo Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4615 East Elwood Street, Phoenix, Arizona		85040
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(480) 966-5394

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 14, 2006, as previously reported, Apollo Group, Inc. (the "Company") notified the Nasdaq Listing Qualifications Panel (the "Panel") that the Company would be unable to file its quarterly report on Form 10-Q for the period ended May 31, 2006, its annual report on Form 10-K for the fiscal year ended August 31, 2006, and all required restatements, by the December 29, 2006 deadline set forth in the Panel’s September 20, 2006 decision letter. The Company requested that the Panel grant a reasonable extension to file those reports with the Securities and Exchange Commission such that it will regain compliance with The Nasdaq Stock Market’s filing requirements.

On December 20, 2006, the Company received a letter from the Panel denying the Company’s extension request. Because the Company has not complied with the filing requirements for continued listing as set forth in Marketplace Rule 4310(c)(14), the Panel indicated that it had determined to delist and suspend trading of the Company’s securities on The Nasdaq Stock Market effective at the open of business on December 29, 2006 (the "Delisting Decision").

On December 21, 2006, the Company appealed the Panel’s Delisting Decision, as contemplated by Marketplace Rule 4807(a), and requested that the Nasdaq Listing and Hearings Review Council (the "Listing Council") review it.

On December 22, 2006, the Company was informed by the Listing Council that it had determined to call the Panel’s Delisting Decision for review, as contemplated by Nasdaq Marketplace Rule 4807(b), and had also stayed the delisting of the Company's securities pending further review by the Listing Council. No date has been set for the review. The Company may submit in writing additional information for the Listing Council's consideration by February 2, 2007.

The Company is diligently working on the restatement of its financial statements following receipt by the Board of Directors, on December 8, 2006, of the Special Committee’s final factual findings of its stock option investigation. At this time, the Company is unable to predict when such restatement will be completed. In addition, the Company expects that it will be unable to file its quarterly report on Form 10-Q for the period ended November 30, 2006 by the deadline for this report since certain information included in such financial statements is dependent upon finalizing the restated financial statements.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release dated December 27, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Group, Inc.

December 27, 2006	By:	/s/ Brian Mueller

Name: Brian Mueller
Title: President

Apollo Group, Inc.

December 27, 2006	By:	/s/ Joseph L. D'Amico

Name: Joseph L. D'Amico
Title: Interim Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated 12/27/2006